SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 15, 1999

                          Triangle Imaging Group, Inc.,
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             (Exact name of registrant as specified in its charter)

    FLORIDA                         2-96392-A                    59-2493183
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(STATE OR OTHER                    (COMMISSION                  (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)              IDENTIFICATION NO.)
  FORMATION)


         1800 NW 49th Street, Suite 100, Fort Lauderdale, Florida        33073
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               (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (954) 229-5100
                                                          ---------------

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          (Former name or former address, if changes since last report)

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

Item 5.  OTHER EVENTS

         Triangle Imaging Group, Inc. (the "Company") failed to timely file its Annual Report on Form 10-KSB by April 15, 1999 because of its inability to finalize its financial statements. This was in large part due to recent events involving a change in management and certain accounting practices. The Company anticipates filing its Annual Report on Form 10-KSB in the near future. It is also anticipated that the Company's Annual Report will disclose that the Company's financial position for the year ended December 31, 1998 was significantly worse than the year ended December 31, 1997.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                         TRIANGLE IMAGING GROUP, INC.



                                     By: /s/ HAROLD S. FISCHER
                                        ----------------------------------------
                                             Harold S. Fischer
                                             President


Dated:  April 15, 1999